UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

Cellectar Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Campus Drive, Florham Park, NJ, 07932

(Address of Principal Executive Offices) (Zip Code)

(608) 441-8120

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On May 4, 2026, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement with certain institutional investors (the “Investor Purchaser Agreement”), to issue and sell in a registered direct offering (the “Registered Offering”) 1,618,053 shares (the “Registered Shares”) of the Company’s common stock, $0.00001 par value per share (the “Common Stock”)

The Registered Offering was made pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-279731) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), which was filed on May 24, 2024 and declared effective by the SEC on July 23, 2024, and a prospectus supplement dated May 4, 2026.

In a concurrent private placement pursuant to the Investor Purchase Agreement (the “Private Placement” and, together with the Registered Offering, the “Offering”) and pursuant to an additional securities purchase agreement with certain members of the executive management team of the Company (the “Management Purchase Agreement” and together with the Investor Purchase Agreement, the “Purchase Agreements”), the Company agreed to issue and sell (i) 2,116,887 shares of Common Stock (the “Unregistered Shares”, and together with the Registered Shares, the “Shares”), (ii) Pre-Funded Warrants to purchase 9,471,086 shares of Common Stock (the “Pre-Funded Warrants”, and the shares issuable upon exercise of the Pre-Funded Warrants, the “Pre-Funded Warrant Shares”) and (iii) 13,206,026 each of milestone based Tranche A, Tranche B and Tranche C Warrants (“Milestone Warrants”, and the shares issuable upon exercise of the Milestone Warrants, together with the Pre-Funded Warrant Shares, the “Warrant Shares”).

The Milestone Warrants will be exercisable upon approval by the Company’s stockholders, are callable by the Company upon the achievement of certain events and have the following terms:

Tranche A Warrant shall have a one-year term from the date of stockholder approval and have an exercise price of $2.65. The company may call the Tranche A Warrant after the initiation of the Randomized Confirmatory Pivotal Clinical Trial (defined as enrollment of the first patient in the study) for iopofosine I 131 and the price of the common stock exceeds 130% of the exercise price for 20 consecutive trading days, with average daily volume of at least $500,000.

Tranche B Warrant shall have a two-year term from the date of stockholder approval and have an exercise price of $2.65. The company may call the Tranche B Warrant for cash after the acceptance for review of the New Drug Application (“NDA”) for iopofosine I 131 with the U.S. Food and Drug Administration (“FDA”) and the price of the common stock exceeds 130% of the exercise price for 20 consecutive trading days, with average daily volume of at least $500,000.

Tranche C Warrant shall have five-year term from the date of stockholder approval and have an exercise price of $2.65. The company may call the Tranche C Warrant for cash after the approval of the NDA for iopofosine I 131 with the FDA and the price of the common stock exceeds 130% of the exercise price for 20 consecutive trading days, with average daily volume of at least $500,000.

Pursuant to the Management Purchase Agreement, certain members of the executive management team of the Company have agreed to participate in the Private Placement at a purchase price of $2.88 per share of Common Stock and accompanying milestone-based Tranche A, Tranche B and Tranche C Warrants with an exercise price of $2.88 per share. All other terms of the Milestone Warrants are identical to those being purchased by the institutional investors.

The Unregistered Shares, the Pre-Funded Warrants and the Milestone Warrants issued and sold in the Private Placement have not been registered with the SEC. Accordingly, the Unregistered Shares, the Pre-Funded Warrants and the Milestone Warrants, and the Warrant Shares underlying the Pre-Funded Warrants and the Milestone Warrants and issuable upon the exercise of the Pre-Funded Warrants and the Milestone Warrants, may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, customary indemnification obligations of the Company, including for liabilities under the Securities Act, and other customary obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of such Purchase Agreements and as of specific dates, were solely for the benefit of the parties to such Purchase Agreements and may be subject to limitations agreed upon by the contracting parties.

Registration Rights Agreement

In connection with the Private Placement, on May 4, 2026, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain investors pursuant to which the Company has agreed to file a registration statement (the “Registration Statement”) to register the resale of the Unregistered Shares and the Warrant Shares no later than May 19, 2026 and to use best efforts to cause such Registration Statement to become effective as promptly as possible after the filing thereof, but in any event to have such Registration Statement declared effective no later than 60 days after May 4, 2026. The Registration Rights Agreement contains customary representations, warranties and agreements by the Company and customary penalties for failure to timely have the registration statement timely filed or declared effective.

Placement Agency Agreement

In connection with the Offering, on May 4, 2026, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”), pursuant to which the Company engaged the Placement Agent as the sole placement agent for the Company in connection with the Offering. The Company will pay the Placement Agent (i) a cash fee equal to 8.0% of the aggregate gross proceeds received by the Company from the sale of the Shares, the Milestone Warrants and the Pre-Funded Warrants in the Offering, (ii) such number of Common Stock purchase warrants (the “Placement Agent Warrants”) to purchase shares of Common Stock equal to 6.0% of the aggregate number of Shares and Pre-Funded Warrants sold in the Offering and (iii) a cash fee equal to 4.0% of the gross proceeds received by the Company from the cash exercise of any Milestone Warrants sold in the Private Placement. The Company also agreed to reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $110,000. The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, and customary indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

Board Designation Side Letter

In connection with the Investor Purchaser Agreement, on May 4, 2026, the Company entered into a letter agreement (the “Board Designation Side Letter”, together with the Purchase Agreements, the Registration Rights Agreement and the Placement Agency Agreement, the “Transaction Documents”) with Nantahala Capital Management, LLC (“Nantahala”) pursuant to which the Company will, subject to approval by the Board of Directors of the Company (which approval shall not be unreasonably withheld, conditioned or delayed), appoint one individual selected by Nantahala (the “Board Designee”) to the Company’s Board of Directors. The Board Designee must be selected by Nantahala no later than June 5, 2026. The Board Designee must at the time of nomination qualify as “independent” pursuant to applicable SEC and Trading Market (as defined in the Investor Purchaser Agreement) rules and be eligible under the Delaware General Corporation Law and the rules and policies of any Trading Market to serve as a director of the Company. The Board Designee must at all times satisfy all applicable requirements regarding service as a director of the Company under applicable law and SEC and Trading Market rule.

The gross proceeds to the Company from the Offering, excluding any future proceeds from the exercise of the Pre-Funded Warrants and/or Milestone Warrants, are expected to be approximately $35 million, before deducting the Placement Agent’s fees and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes, including to support its plans to initiate a Phase 3 trial of iopofosine I 131 for the treatment of Waldenström macroglobulinemia (“WM”) patients.

Upon the issuance of the Shares in connection with the Offering, the Company will have 7,975,069 shares of Common Stock outstanding, excluding any shares of Common Stock issuable upon the exercise of any of the Pre-Funded Warrants, the Milestone Warrants or the Placement Agent Warrants.

The Offering closed on May 6, 2026.

The foregoing description of the Transaction Documents, the Pre-Funded Warrants, the Milestone Warrants and the Placement Agent Warrants is not complete and is qualified in its entirety by reference to the full text of the applicable Transaction Documents, the Pre-Funded Warrants and the Milestone Warrants, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 10.1, 10.2, 10.3, 10.4 and 10.5 to this report and are incorporated by reference herein. A copy of the opinion of Sidley Austin LLP, counsel to the Company, relating to the shares of Common Stock to be issued in the Registered Offering is attached as Exhibit 5.1 to this report.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued the Unregistered Shares, the Pre-Funded Warrants and the Milestone Warrants issued in the Private Placement pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder. The description of the Pre-Funded Warrants and the Milestone Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein. The forms of the Pre-Funded Warrants and Milestone Warrants have been filed as an exhibit to this Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On May 5, 2025, the Company reported positive 12-month follow-up data from its Phase 2b CLOVER WaM clinical trial evaluating iopofosine I 131 in patients with relapsed or refractory (r/r) WM. The Company announced that 83.6% Overall Response Rate (“ORR”) and 61.8% Major Response Rate (“MRR”) were observed in the heavily pretreated population with median duration of response of 17.8 months. A summary of the efficacy results in the per protocol study population (n=55) is below:

•	ORR: 83.6%
•	MRR: 61.8% (primary endpoint achieved)
•	Median Duration of Response (DoR): 17.8 months (secondary endpoint achieved)
•	Median Progression-Free Survival (PFS): 13.5 months
•	Very Good Partial Response/Complete Response Rate: 14.5%
•	Disease Control Rate: 98.2%

Additionally, summaries of the efficacy results in BTKi-exposed and BTKi-refractory subsets of the trial population are below:

BTKi-Exposed Patients (n=39):

•	MRR: 64.1%
•	Median DoR: 18.2 months
•	Median PFS: 15.9 months

BTKi-Refractory Patients (n=33):

•	MRR: 63.6%
•	Median DoR: 18.2 months
•	Median PFS: 14.8 months

In the trial, observed adverse events were transient and there were no significant bleeding events and low rates of infection (<10%). Cytopenias were the most common treatment-emergent adverse events. Non-hematologic toxicities were primarily low grade (Grade <2).

Forward Looking Statements

This Report on Form 8-K contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward looking statements are not guaranteed to occur and may not occur for various reasons, including some reasons which are beyond the Company’s control. For this reason, among others, you should not place undue reliance upon the Company’s forward looking statements. Except as required by law, the Company undertakes no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Form of Pre-Funded Common Stock Purchase Warrant
4.2	Form of Series A Common Stock Purchase Warrant
4.3	Form of Series B Common Stock Purchase Warrant
4.4	Form of Series C Common Stock Purchase Warrant
4.5	Form of Placement Agent Warrant
5.1	Opinion of Sidley Austin LLP
10.1	Form of Securities Purchase Agreement, dated May 4, 2026, by and among the Company and the institutional investors identified on the signatures pages thereto
10.2	Form of Securities Purchase Agreement, dated May 4, 2026, by and among the Company and the members of management identified on the signatures pages thereto
10.3	Form of Registration Rights Agreement, dated May 4, 2026, by and among the Company and the investors identified on the signature pages thereto
10.4	Form of Placement Agency Agreement, dated May 4, 2026, by and between the Company and Ladenburg Thalmann & Co. Inc.
10.5	Letter Agreement, dated May 4, 2026, by and between the Company and Nantahala Capital Management, LLC
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: May 8, 2026	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer